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                                                                    EXHIBIT 23.1

                            CONSENT OF INDEPENDENT ACCOUNTANT

         I hereby consent to the use in the Form S-1 registration statement of my report dated May 2, 2000, relating to the consolidated financial statements of Power Technology, Inc., which is contained therein.

Las Vegas, Nevada                        G. BRAD BECKSTEAD
November 13, 2000



















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